
ASTORIA FINANCIAL
LONG ISLAND'S PREMIER COMMUNITY BANK
ASTORIA FEDERAL SAVINGS

ASTORIA FINANCIAL CORPORATION

www.astoriafederal.com

Investor Presentation
Fourth Quarter Ended
December 31, 2010

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile NYSE: AF

- $18.1 billion in assets
- $14.2 billion in loans
- $11.6 billion in deposits
- 7.2% deposit market share in Long Island market[1]
  - Largest thrift depository
- Insider & ESOP stock ownership: 18%[2]
- Well capitalized
  - TCE/tangible assets: 5.90%
  - Bank regulatory capital
    - ✓ Leverage and tangible capital: 7.94%
    - ✓ Risk-based capital: 14.60%
    - ✓ Tier 1 risk-based capital: 13.33%

All figures in this presentation are as of December 31, 2010, except as noted.
(1) Deposit market share data as of June 30, 2010.
(2) Excludes stock options.

Astoria Financial Corporation

2010 Financial Highlights

Operations

- Net interest margin increased 22 basis points, or 10%, to 2.35%
- Diluted EPS increased $0.48, or 160%, to $0.78
- Low cost savings, money market and checking accounts increased $535.2 million, or 13%, to $4.6 billion

Asset Quality

- Early stage loan delinquencies (30-89 days) decreased $69.1 million, or 24%, to $220.1 million
- Non-performing loans decreased $17.9 million, or 4%, to $390.7 million
- Total loan delinquencies decreased $87.0 million, or 12%, to $610.8 million
- Coverage ratio of ALL/total loans increased 19 basis points, or 15%, to 1.42%

Capital

- Astoria Financial Corporation's tangible common equity ratio increased 80 basis points to 5.90%
- Astoria Federal's leverage and tangible capital ratio increased 105 basis points to 7.94%
- Astoria Federal's tier 1 risk-based capital ratio increased 161 basis points to 13.33%

Astoria Financial Corporation

Same Simple Business Model

MORTGAGE LENDING

- Portfolio lender, not a mtge. banker
- 1-4 Family, Multi-Family and CRE expertise
- Solid asset quality

EFFICIENCY

RETAIL BANKING

- Premier community bank on Long Island
- Dominant deposit market share
- #1 thrift depository in core market

SOLID RETURNS

Astoria Financial Corporation

1-4 Family Mortgage Lending

✓ $10.9 billion portfolio

- Primarily 5/1 and 7/1 jumbo prime hybrid ARMs
- No sub-prime, payment option or negative amortization ARM lending
- 2010 originations of $2.9 billion[1], average loan amount for portfolio = $734,000 with a weighted average LTV at origination of 61%
- Weighted average LTV[2] on total 1-4 family loan portfolio < 61%
  - $4.6 billion originated 2008, 2009, 2010; weighted average LTV = 56%[2]

✓ Multiple delivery channels provide flexibility & efficiency

- Retail
- Commissioned brokers covering 17 states[3]
- Third party originators – correspondents covering 18 states[3]

✓ Geographically diversified portfolio

- Reduces lending concentrations

(1) Excludes $289.8 million of loans originated for sale.
(2) LTV ratios are based on current principal balances and original appraised values.
(3) All loans underwritten to Astoria's stringent standards. Includes Washington, D.C.

Astoria Financial Corporation

1-4 Family Mortgage Loan Originations*

By Product Type



3/1 ARM
5/1 ARM
Other ARM
Other
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.0 B
$2.9 B
$2.9 B
$2.5 B
$3.6 B
$3.7 B
$3.1 B
$2.9 B

	2003	2004	2005	2006	2007	2008	2009	2010
Net portfolio growth:	($238.3) M	+$83.7 M	+$703.2 M	+$456.2 M	+$1.4 B	+$721.3 M	($454.3) M	($1.0) B
Weighted Avg. Portfolio Coupon at Period End	5.26%	5.05%	5.19%	5.48%	5.70%	5.64%**	5.22%**	4.73%**

* For portfolio
** Excludes non-performing loans

Astoria Financial Corporation

Multi-family/Commercial Real Estate Portfolio

- ✓ $3.0 billion in portfolio
  - Weighted average coupon at December 31, 2010: 6.04%[1]
  - Weighted average LTV < 60%[2]
- ✓ Approximately 70% of multi-family portfolio is subject to rent control or rent stabilization
- ✓ Resume loan originations in 2011

(1) Excludes non-performing loans
(2) Based on current principal balances and original appraised values.

Astoria Financial Corporation

Leading Retail Banking Franchise

- $11.6 billion in deposits, 85 banking office network
  - Serving the Long Island market since 1888
- Low cost/stable source of funds – weighted average rate: 1.33%
- $10.8 billion, or 93%, of total deposits emanate from within 5 miles of a branch – no broker or municipal deposits
- Banking offices with high average deposits contribute to efficiency
  - Long Island Offices (82) – *Nassau (28), Queens (17), Suffolk (25), Brooklyn (12)* – Average Deposits of $135 Million
  - Westchester Offices (3) – Average Deposits of $172 Million
- Alternative delivery channels
  - ATM's, telephone and Internet banking

Astoria Financial Corporation

Retail Banking Philosophy

- Organic growth vs. de-novo branching
- Differentiation from competition
  - Maintain pricing discipline
  - Pro-active sales culture – PEAK Process
  - Focus on customer service – High customer satisfaction
  - Community involvement – Support over 625 local organizations and not-for-profit agencies

Astoria Federal is an integral part of the fabric of the communities it serves

Astoria Financial Corporation

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:

#1- all thrifts, #4- all banks



Kings County (Brooklyn)

Population: 2,567,699
Median household income: $43,793
Deposits: $1.5 billion
Branches: 12
Market share: 4%
Rank: #1 thrift, #7 all banks

Queens County

Population: 2,306,637
Median household income: $57,589
Deposits: $2.8 billion
Branches: 17
Market share: 7%
Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,337,619
Median household income: $101,176
Deposits: $4.8 billion
Branches: 28
Market share: 9%
Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,492,400
Median household income: $85,329
Deposits: $2.8 billion
Branches: 25
Market share: 8%
Rank: #1 thrift, #4 all banks

TOTAL 4 COUNTY POPULATION: 7,704,355
Exceeds population of 38 individual U.S. states

Sources: FDIC Summary of Deposits (as of June 30, 2010)
SNL Financial LC

Astoria Financial Corporation

Market Share Trend 1999 - 2010

Brooklyn, Queens, Nassau and Suffolk

Ranked by market share gain (loss)
($ in millions)

	Institution	June 30, 2010 Deposits	June 99-10 Growth $	June 99-10 Growth %	June 10 Market Share	June 99-10 Market Share Gain/(Loss)	June 99-10 Change in # of Branches
1	TD Bank	$ 7,926	$ 7,926	100.0 %	4.8 %	4.8 %	79
2	Citibank	20,872	7,031	50.8	12.6	0.2	(18)
3	**ASTORIA***	**11,919**	**2,725**	**29.6**	**7.2**	**(1.0)**	**(2)**
4	HSBC	10,849	2,318	27.2	6.6	(1.1)	(8)
5	NY Community	9,037	994	12.4	5.5	(1.8)	25
6	Bank of America	7,466	(472)	(5.9)	4.5	(2.6)	0
7	Capital One	21,400	4,023	23.2	13.0	(2.7)	6
8	Chase	34,464	6,344	22.6	20.9	(4.4)	33
	Total - Top 8	**$ 123,933**	**$ 30,889**	**33.2 %**	**75.0 %**	**(8.5) %**	**+ 115**
	Total - Core Market	**$ 165,174**	**$ 53,831**	**48.3 %**	**100.0 %**		**+ 382**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2010. Top 8 represents institutions with deposits exceeding $5 Billion.

Astoria Financial Corporation

Low Expense Ratio


3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Percent
2005
2006
2007
2008
2009
4Q10*
All U.S. Thrifts
NY Thrifts
AF

Expense ratio represents non-interest expense divided by average assets. * Most recent quarterly data available for All US Thrifts and NY Thrifts is for 3Q10.
Source: SNL Financial LC

Astoria Financial Corporation

Current Focus

- ***Credit***
- Margin
- Interest Rate Risk

Asset Quality Focus

- Limited credit risk
  - ✓ Conservative underwriting, top quality loans, low LTVs at origination
  - ✓ No sub-prime, payment option or negative amortization ARM lending
  - ✓ Non-performing loans: $390.7 million, or 2.75% of total loans, or 2.16% of total assets
    - – Includes $47.5 million of troubled debt restructurings (“TDR”)
    - – Includes $257.4 million, or 75%, of non-performing one-to-four family loans which, at 6 months delinquent and annually thereafter, were reviewed and charged-off as needed, to estimated fair value less estimated selling costs
    - – No geographic concentration of NPLs
    - – Net charge-offs to average loans outstanding: 70 basis points YTD
- Top quality MBS portfolio
  - ✓ 98% GSE/agency, balance ‘AAA’ rated
  - ✓ CMOs, seasoned collateral, well structured with minimal extension risk
  - ✓ Average life 2.4 years

Astoria Financial Corporation

Asset Quality Metrics

At December 31, 2010, unless otherwise noted
($ in millions)

	1-4 Family	Multi-family	CRE	Construction	Consumer & Other	Total
Loan portfolio balance	$ 10,855.1	$ 2,187.9	$ 771.7	$ 15.1	$ 309.3 (1)	$ 14,223.0 (2)
Non-performing loans	$ 342.3 (3)	$ 30.2 (4)	$ 6.5	$ 6.1	$ 5.6	$ 390.7
NPLs as a % of total loans	2.41 %	0.21 %	0.05 %	0.04 %	0.04 %	2.75 %
Net charge-offs 4Q10	$ 15.6	$ 2.6	$ 0.0	$ 0.8	$ 0.7	$ 19.7
Net charge-offs 2010	$ 71.7	$ 25.0	$ 6.2	$ 2.3	$ 2.4	$ 107.6
2010 Net charge-offs to avg. total loans	47 bp	16 bp	4 bp	1 bp	2 bp	70 bp

(1) Includes home equity loans of $282.5 million
(2) Includes $84.0 million of net unamortized premiums and deferred loan costs
(3) Includes $257.4 million of NPLs reviewed and charged-off, as needed, at 180 days delinquent and annually thereafter
(4) Includes $12.4 million of TDRs performing in accordance with their modified terms

Astoria Financial Corporation

Geographic Composition of 1- 4 Family NPLs

At December 31, 2010
($ in millions)

State	1-4 Family Loans	% of Total 1-4 Family Loans	1-4 Family Non-Performing Loans	% of Total 1-4 Family Non-Performing Loans	1-4 Family Non-Performing Loans as a % of State Totals
New York	$ 3,049.1	28.0 %	$ 47.0	13.7 %	1.54 %
Illinois	1,331.0	12.3	48.0	14.0	3.61
Connecticut	986.6	9.1	32.6	9.5	3.30
California	854.1	7.9	44.4	13.0	5.20
New Jersey	810.4	7.5	49.9	14.6	6.16
Massachusetts	750.5	6.9	8.3	2.4	1.11
Virginia	682.0	6.3	16.8	4.9	2.46
Maryland	665.1	6.1	43.6	12.7	6.56
Washington	310.5	2.9	1.5	0.4	0.48
Florida	227.3	2.1	25.3	7.4	11.13
All other states (1)	1,188.5	10.9	24.9	7.4	2.10
TOTAL	**$ 10,855.1**	**100.0 %**	**$ 342.3**	**100.0 %**	**3.15 %**

(1) Includes 28 states and Washington, D.C.

Astoria Financial Corporation

1-4 Family Delinquency Ratios: AF vs. MBA



Loans delinquent 30 days or more
Percent
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
LI Savings Bank Acquisition 09/30/98
Outsourced Mtge. Servicing 12/31/05
09/30/98
12/31/98
03/31/99
06/30/99
09/30/99
12/31/99
03/31/00
06/30/00
09/30/00
12/31/00
03/31/01
06/30/01
09/30/01
12/31/01
03/31/02
06/30/02
09/30/02
12/31/02
03/31/03
06/30/03
09/30/03
12/31/03
03/31/04
06/30/04
09/30/04
12/31/04
03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06
03/31/07
06/30/07
09/30/07
12/31/07
03/31/08
06/30/08
09/30/08
12/31/08
03/31/09
06/30/09
09/30/09
12/31/09
03/31/10
06/30/10
09/30/10
12/31/10
MBA - NY
MBA - US
AF

Source: MBA National Delinquency Survey. Most recent data available for MBA is at September 30, 2010.

Astoria Financial Corporation

Asset Quality Trends

At or for the period ended
($ in millions)

	4Q09	3Q10	4Q10	Linked Qtr. Change	Year Over Year Change
30-89 Day Delinquencies	$289.2	$252.0	$220.1	($31.9)	($69.1)
Non-Performing Loans	$408.6	$399.6	$390.7	($8.9)	($17.9)
Net Loan Charge-offs	$32.6	$24.8	$19.7	($5.1)	($12.9)
Provision for Loan Losses	$50.0	$20.0	$15.0	($5.0)	($35.0)

	12/31/09	09/30/10	12/31/10
ALL / Total Loans	1.23%	1.38%	1.42%
ALL / NPLs	47%	52%	52%
Adjusted ALL / Adjusted NPLs (1)	102%	131%	144%

(1) Adjusted NPLs represent total NPLs excluding one-to-four family mortgage loans which were reviewed at 180 days delinquent and annually thereafter, and charged-off as needed, to the estimated fair value of the underlying collateral at such time, less estimated selling costs. Adjusted ALL represents the total ALL excluding the ALL related to the aforementioned delinquent loans. For a reconciliation of the ALL to adjusted ALL and NPLs to adjusted NPLs, please refer to page 39.

Astoria Financial Corporation

Current Focus

- Credit
- ***Margin***
- Interest Rate Risk

Margin Outlook

Lower asset yields should be somewhat offset by lower liability costs enabling us to maintain a relatively stable margin.

- 4Q10 margin: 2.32%
- CDs were either issued or repriced during December 2010 with a weighted average rate of 0.72%
- CDs scheduled to mature during the next four quarters:
  - 1Q11: $1.1 billion with a weighted average rate of 1.54%
  - 2Q11: $0.9 billion with a weighted average rate of 1.95%
  - 3Q11: $0.6 billion with a weighted average rate of 1.69%
  - 4Q11: $0.7 billion with a weighted average rate of 1.17%
- Borrowings scheduled to reprice during the next four quarters:
  - 1Q11: $0.4 billion with a weighted average rate of 3.17%
  - 2Q11: $0.2 billion with a weighted average rate of 3.61%
  - 3Q11: $0.4 billion with a weighted average rate of 4.05%
  - 4Q11: $0.1 billion with a weighted average rate of 4.00%
- Hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs:
  - 1Q11: $0.7 billion with a weighted average rate of 4.58%
  - 2Q11: $0.9 billion with a weighted average rate of 4.31%
  - 3Q11: $1.1 billion with a weighted average rate of 4.41%
  - 4Q11: $1.1 billion with a weighted average rate of 4.37%

Note: CDs referenced herein exclude Liquid CDs

Astoria Financial Corporation

Current Focus

- Credit
- Margin
- ***Interest Rate Risk***

Interest Rate Risk Management

- One year cumulative interest rate sensitivity gap improved to + 5.18%
  - 2010 Activity:
    - ✓ Approximately $1.5 billion of CDs were extended for terms of at least 2 years
    - ✓ $525 million of borrowing were extended for an average term of 3.3 years
- Key balance sheet components
  - Approximately $5.1 billion, or 37%, of mortgage portfolio matures or reprices within one year or less
  - Weighted average life of MBS portfolio of 2.4 years

Investment Summary

- **Simple, time-tested business model**
  - Quality mortgage lending
  - Quality retail banking
- **Positive credit trends**
  - Suggests future credit cost improvement
- **Attractive retail banking franchise**
  - Dominant deposit market share in Long Island market
  - Core deposit growth
- **Well capitalized**
- **Inside ownership at 18%**[(1)]

(1) Excludes stock options.

Astoria Financial Corporation

Addendum

ASTORIA FINANCIAL CORPORATION

www.astoriafederal.com

LONG ISLAND'S PREMIER COMMUNITY BANK

Operating Results

(Dollars in thousands, except per share data)

	Operating Income (1) (Non-GAAP)		
	Year Ended 2010	Year Ended 2009	Year Ended 2008
Net interest income	$433,567	$428,769	$395,384
Provision for loan losses	115,000	200,000	69,000
Net interest income after provision for loan losses	318,567	228,769	326,384
Non-interest income	76,553	86,689	88,876
Non-interest expense (general and administrative expense)	277,068	260,205	233,260
Income before income tax expense	118,052	55,253	182,000
Income tax expense	42,236	16,689	56,156
Operating income	$ 75,816	$ 38,564	$125,844
Diluted operating earnings per common share	$0.81	$0.42	$1.38
Operating income	$ 75,816	$ 38,564	$125,844
Add back:			
Income tax expense	42,236	16,689	56,156
Provision for loan losses	115,000	200,000	69,000
Pre-tax, pre-provision operating income	$233,052	$255,253	$251,000
Average interest-earning assets	$18,439,435	$20,086,571	$20,744,947
Net interest margin	2.35%	2.13%	1.91%

(1) For a reconciliation of GAAP measures to non-GAAP measures (operating income), please refer to page 38.

Astoria Financial Corporation

Ownership Profile

At December 31, 2010



Insider & ESOP
18% (1)
Retail
5%
Institutions
77%

(1) Excludes stock options.

Astoria Financial Corporation

Solid and Seasoned Management Team

	Responsibility	Age	Yrs. in Banking
George L. Engelke, Jr. Chairman & CEO	Chief Executive Officer	72	39
Monte N. Redman President & COO	Chief Operating Officer	60	36
Alan P. Eggleston EVP, Secretary & General Counsel	Legal	57	31
Frank E. Fusco EVP, Treasurer & CFO	Chief Financial Officer	47	21
Arnold K. Greenberg Executive Vice President	Support Services	70	39
Gerard C. Keegan Vice Chairman & CAO	Retail Banking	64	40
Gary T. McCann Executive Vice President	Mortgage Lending	57	34

Astoria Financial Corporation

Bank Regulatory Capital[1]

At December 31, 2010


14.60%
13.33%
7.94%
7.94%
15
12
9
6
3
0
Percent
Leverage
Tangible
Tier 1 Risk-Based
Risk-Based

(1) Astoria Federal Savings

Astoria Financial Corporation

1-4 Family Mortgage Loan Originations*

By Delivery Channel



$4.0
$3.0
$2.0
$1.0
$0.0
$3.2 B
$3.3 B
$2.7 B
$3.8 B
$3.8 B
$3.6 B
$3.2 B
2004
2005
2006
2007
2008
2009
2010
Retail
Broker
Correspondent

* Includes loans originated for sale.

Astoria Financial Corporation

Geographic Composition of 1-4 Family Originations

For the quarter ended December 31, 2010



New York
47%
New Jersey
3%
Connecticut
8%
Illinois
11%
Massachusetts
10%
Other < 5%
21%

Total 1-4 Family Loan Originations
$0.8 Billion (1)
Weighted Average LTV: 60% (3)

For year ended December 31, 2010



New York
42%
New Jersey
4%
Connecticut
7%
Illinois
13%
Massachusetts
9%
Other < 5%
25%

Total 1-4 Family Loan Originations
$3.2 Billion (2)
Weighted Average LTV: 61% (3)

(1) Includes $118.7 million originated for sale.
(2) Includes $289.8 million originated for sale.
(3) Loans originated for portfolio.

Astoria Financial Corporation

Geographic Composition of Multi-family/CRE Portfolio Loans

At December 31, 2010


Pennsylvania 2%
Other 1%
Florida 3%
New York, New Jersey, Connecticut 94%

Total Multifamily/CRE Portfolio
$3.0 Billion

Astoria Financial Corporation

Acquisition History

(in millions)

Year	Thrift	# Branches	Assets
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal (1)	1	25
1987	Oneonta Federal (1)	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York (2)	18	1,800
1997	The Greater NY Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600
	TOTAL	**86**	**$11,590**

(1) Branches sold in 1999
(2) One satellite office closed in 1997

Astoria Financial Corporation

Core Community Deposits

At December 31, 2010



Money Market: $0.4B
Rate: 0.45%
Savings: $2.4B
Rate: 0.40%
Now/Demand: $1.8B
Rate: 0.06%
* Liquid CDs: $0.5B
Rate: 0.25%
* Retail CDs: $6.6B
Rate: 2.13%

Total - $11.6 Billion[(1)]

* Note: 57% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

(1) Does not foot due to rounding

Astoria Financial Corporation

Sales – PEAK Process

Performance based on **E**nthusiasm, **A**ctions and **K**nowledge

"Sales Oriented and Service Obsessed"

- ✓ A "needs" based approach to sales rather than "product" based approach
- ✓ Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network
- ✓ Incentives for strong performance, both individual and team

Astoria Financial Corporation

Customer Satisfaction

Key Findings: *Favorably Positioned Against Competitors*

- 77% of Astoria customers are highly satisfied
- 75% of Astoria customers are highly likely to recommend Astoria to friend/family member
- Astoria customers are 30% more likely to net increase their deposit relationship than are competitor customers
- Satisfaction with the branch is by far the strongest driver of overall satisfaction – 85% of Astoria customers are highly satisfied with quality of branch service

Survey results are based on a 2010 independent Customer Satisfaction Survey.

Community Involvement

Key Initiatives

- Education First
  - Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live
- Neighborhood Outreach
  - Supports over 625 community-based organizations and not-for-profit agencies that enrich the communities within our market area
  - Reinforces community involvement by promoting neighborhood news and events in our local community branches
- Results/Recognition
  - Seven consecutive "Outstanding" Community Reinvestment Act ratings by OTS

Astoria Federal is an integral part of the fabric of the communities it serves

Astoria Financial Corporation

Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the adjustments detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Year Ended								
	December 31, 2010			December 31, 2009			December 31, 2008		
	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (5)	Non-GAAP	GAAP	Adjustments (6)	Non-GAAP
Net interest income	$433,567	$ -	$433,567	$428,769	$ -	$428,769	$395,384	$ -	$395,384
Provision for loan losses	115,000	-	115,000	200,000	-	200,000	69,000	-	69,000
Net interest income after provision for loan losses	318,567	-	318,567	228,769	-	228,769	326,384	-	326,384
Non-interest income	81,188	(4,635)	76,553	79,801	6,888	86,689	11,180	77,696	88,876
Non-interest expense (general and administrative expense)	284,918	(7,850)	277,068	270,056	(9,851)	260,205	233,260	-	233,260
Income before income tax expense	114,837	3,215	118,052	38,514	16,739	55,253	104,304	77,696	182,000
Income tax expense	41,103	1,133	42,236	10,830	5,859	16,689	28,962	27,194	56,156
Net income (2)	$ 73,734	$ 2,082	$ 75,816	$ 27,684	$ 10,880	$ 38,564	$75,342	$ 50,502	$ 125,844
Diluted earnings per common share (2)	$0.78	$0.02	$0.81 (4)	$0.30	$0.12	$0.42	$0.82	$0.56	$1.38
Net income (2)	$ 73,734	$ 2,082	$ 75,816	$ 27,684	$ 10,880	$ 38,564	$ 75,342	$ 50,502	$125,844
Add back:									
Income tax expense	41,103	1,133	42,236	10,830	5,859	16,689	28,962	27,194	56,156
Provision for loan losses	115,000	-	115,000	200,000	-	200,000	69,000	-	69,000
Pre-tax, pre-provision income (3)	$229,837	$ 3,215	$233,052	$238,514	$ 16,739	$255,253	$ 173,304	$ 77,696	$251,000

(1) Non-interest income adjustment relates to the $6.2 million goodwill litigation settlement, partially offset by the $1.5 million impairment write-down of premises and equipment, recorded in the 2010 second quarter. Non-interest expense adjustment relates to the McAnaney litigation settlement recorded in the 2010 second quarter.

(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS in this presentation.

(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income in this presentation.

(4) Figures do not cross foot due to rounding.

(5) Non-interest income adjustment relates to the $1.6 million lower of cost or market write-down of premises and equipment held-for-sale recorded in the 2009 second quarter and the $5.3 million other-than-temporary impairment write-down of securities charge recorded in the 2009 first quarter. Non-interest expense adjustment relates to the federal deposit insurance special assessment recorded in the 2009 second quarter.

(6) Adjustments related to the other-than-temporary impairment write-down of securities charge recorded in the 2008 third quarter and subsequent tax adjustment recorded in the 2008 fourth quarter.

Astoria Financial Corporation

Reconciliation of GAAP Measures to Non-GAAP Measures

($ in millions)

	At Period End		
	12/31/09	09/30/10	12/31/10
NPLs	$408.6	$399.6	$390.7
1-4 family loans delinquent 180 days or more [(1)]	($228.5)	($247.8)	($257.4)
Adjusted NPLs	$180.1	$151.8	$133.3
Allowance for loan losses (ALL)	$194.0	$206.2	$201.5
ALL related to 1-4 family loans delinquent 180 days or more	($9.6)	($7.3)	($9.0)
Adjusted ALL	$184.4	$198.9	$192.5
ALL/NPLs	47%	52%	52%
Adjusted ALL/Adjusted NPLs	102%	131%	144%

(1) Such loans were reviewed at 180 days or more delinquent and annually thereafter, and charged-off as needed, to the estimated fair value of the underlying collateral at such time, less estimated selling costs.

Astoria Financial Corporation

Glossary

ALL – Allowance for Loan Losses
ARM – Adjustable Rate Mortgage
bp – Basis Point
CMO – Collateralized Mortgage Obligation
CRE – Commercial Real Estate
EPS – Diluted Earnings Per Share
ESOP – Employee Stock Ownership Plan
GAAP – Generally Accepted Accounting Principles
GSE – Government Sponsored Enterprise
LTV – Loan-To-Value Ratio
MBA – Mortgage Bankers Association
MBS – Mortgage-Backed Securities
NPL – Non-Performing Loan
OTS – Office of Thrift Supervision
TCE – Tangible Common Equity

Contact Information

Web site:	www.astoriafederal.com
Email:	ir@astoriafederal.com
Telephone:	(516) 327-7869
Address:	Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042

Astoria Financial Corporation